ITEM 77C

                                                      MFS MUNICIPAL INCOME TRUST

                                                            OCTOBER 1, 2002

1.   To elect a Board of Trustees.

                                 William R. Gutow

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            No. of Shares       % of Outstanding Shares     % of Shares Voted

---------- ----------------- ---------------------------- ---------------------
---------- ----------------- ---------------------------- ---------------------
Affirmative 33,831,791.936             85.407%                    97.902%
----- ---- ----------------- ---------------------------- ---------------------
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Withhold       725,064.664              1.830%                     2.098%
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TOTAL       34,556,856.600             87.237%                   100.000%
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                                 Abby M. O'Neill

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            No. of Shares       % of Outstanding Shares     % of Shares Voted

---------- ----------------- ---------------------------- ---------------------
---------- ----------------- ---------------------------- ---------------------
Affirmative 33,794,917.860             85.313%                    97.795%
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Withhold       761,938.740              1.924%                     2.205%
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TOTAL       34,556,856.600             87.237%                   100.000%
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                                 Jeffrey L. Shames

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            No. of Shares         % of Outstanding Shares     % of Shares Voted

---------- ----------------- ---------------------------- ---------------------
---------- ----------------- ---------------------------- ---------------------
Affirmative 33,831,465.837              85.406%                     97.901%
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Withhold       725,390.763               1.831%                      2.099%
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TOTAL       34,556,856.600              87.237%                    100.000%
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


2. To ratify the selection of Deloitte & Touche LLP as the independent public accountants for the current fiscal year.

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            No. of Shares         % of Outstanding Shares     % of Shares Voted

---------- ----------------- ---------------------------- ---------------------
---------- ----------------- ---------------------------- ---------------------
Affirmative 33,978,785.045              85.778%                     98.327%
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Against        268,436.711                .677%                       .777%
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Abstain        309,634.844                .782%                       .896%
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TOTAL       34,556,856.600              87.237%                    100.000%
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                                                      MFS MUNICIPAL INCOME TRUST

                                                            OCTOBER 1, 2002

---------- ----------------- ----------------------------- ---------------------
             No. of Shares         % of Outstanding Shares    % of Shares Voted

---------- ----------------- ----------------------------- --------------------
---------- ----------------- ----------------------------- --------------------
FUND TOTALS:            SHARES

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------------- -------------------- --------------------------------------------
RECORD TOTAL    39,612,641.903
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VOTED SHARES    34,556,856.600
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PERCENT VOTED           87.237%
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                                                                      C97

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